Exhibit 10.4

Power of Attorney

I, Ying Wang, citizen of the People’s Republic of China (the “PRC”) with the identification number of ***, is the shareholder of Shanghai Yibo Medical Devices Co., Ltd. (“Shanghai Yibo”) who holds 50% of the equity interest of Shanghai Yibo (“My Equity Interest”). Regarding My Equity Interest, I hereby unconditionally and irrevocably authorize Shanghai ECMOHO Health Biotechnology Co, Ltd. (hereinafter referred to as the “Representative”) as my representative and to exercise the following rights during the term of this Power of Attorney:

As my only and exclusive representative, the Representative is entitled to exercise the following rights of My Equity Interest in my name and on my behalf: (1) to attend the shareholders’ meeting of Shanghai Yibo and sign relevant shareholders resolutions on my behalf; (2) to exercise all my shareholder rights according to the laws and the articles of association of Shanghai Yibo, including without limitation to shareholder’s voting right and the rights to sell, assign, pledge or dispose of all or part of My Equity Interest; and (3) as my representative, to designate and vote for the legal representative, board chairman, director of board, supervisor, general manager and other senior management.

Within the scope of authorization, the Representative is entitled to, on my behalf, execute the transfer agreement as provided in the Exclusive Call Option Agreement (to which I shall be a party), and perform the obligations under the Equity Interest Pledge Agreement and the Exclusive Call Option Agreement to which I am a party dated as of the date hereof. The exercise of such right shall not place any restrictions to this Power of Attorney.

Except as otherwise provided in this Power of Attorney, the Representative is entitled to assign, use or dispose of the cash dividends and other non-cash income incurred from My Equity Interest in other ways in accordance with my written or oral instructions.

Except as otherwise provided in this Power of Attorney, all the actions of the Representative regarding My Equity Interest may be made in its own discretion without any of my written or oral instructions.

All the actions of the Representative regarding My Equity Interest shall be deemed to be actions of myself, and all the documents executed by the Representative shall be deemed to be executed by myself. I will acknowledge all such actions and documents.

The Representative has the right to sub-authorize other qualified representative to perform the above-mentioned matters and to exercise the right of My Equity Interest without notifying me in advance or obtaining my approval.

This Power of Attorney shall become effective from the date of its execution and shall remain effective and irrevocable as long as I am a shareholder of Shanghai Yibo.

During the term of this Power of Attorney, I hereby waive all the rights authorized to the Representative related to My Equity Interest according to this Power of Attorney and will not exercise such rights by myself.

Signature:   /s/ Ying Wang

November 28, 2018

Power of Attorney

I, Qingchun Zeng, citizen of the People’s Republic of China (the “PRC”) with the identification number of ***, is the shareholder of Shanghai Yibo Medical Devices Co., Ltd. (“Shanghai Yibo”) who holds 50% of the equity interest of Shanghai Yibo (“My Equity Interest”). Regarding My Equity Interest, I hereby unconditionally and irrevocably authorize Shanghai ECMOHO Health Biotechnology Co, Ltd. (hereinafter referred to as the “Representative”) as my representative and to exercise the following rights during the term of this Power of Attorney:

As my only and exclusive representative, the Representative is entitled to exercise the following rights of My Equity Interest in my name and on my behalf: (1) to attend the shareholders’ meeting of Shanghai Yibo and sign relevant shareholders resolutions on my behalf; (2) to exercise all my shareholder rights according to the laws and the articles of association of Shanghai Yibo, including without limitation to shareholder’s voting right and the rights to sell, assign, pledge or dispose of all or part of My Equity Interest; and (3) as my representative, to designate and vote for the legal representative, board chairman, director of board, supervisor, general manager and other senior management.

Within the scope of authorization, the Representative is entitled to, on my behalf, execute the transfer agreement as provided in the Exclusive Call Option Agreement (to which I shall be a party), and perform the obligations under the Equity Interest Pledge Agreement and the Exclusive Call Option Agreement to which I am a party dated as of the date hereof. The exercise of such right shall not place any restrictions to this Power of Attorney.

Except as otherwise provided in this Power of Attorney, the Representative is entitled to assign, use or dispose of the cash dividends and other non-cash income incurred from My Equity Interest in other ways in accordance with my written or oral instructions.

Except as otherwise provided in this Power of Attorney, all the actions of the Representative regarding My Equity Interest may be made in its own discretion without any of my written or oral instructions.

All the actions of the Representative regarding My Equity Interest shall be deemed to be actions of myself, and all the documents executed by the Representative shall be deemed to be executed by myself. I will acknowledge all such actions and documents.

The Representative has the right to sub-authorize other qualified representative to perform the above-mentioned matters and to exercise the right of My Equity Interest without notifying me in advance or obtaining my approval.

This Power of Attorney shall become effective from the date of its execution and shall remain effective and irrevocable as long as I am a shareholder of Shanghai Yibo.

During the term of this Power of Attorney, I hereby waive all the rights authorized to the Representative related to My Equity Interest according to this Power of Attorney and will not exercise such rights by myself.

Signature: /s/ Qingchun Zeng

November 28, 2018